MERCER FUNDS

SUPPLEMENT TO

THE CLASS S SHARES AND CLASS Y SHARES PROSPECTUSES

DATED JULY 30, 2012, AS SUPPLEMENTED SEPTEMBER 4, 2012, NOVEMBER 5, 2012,

AND APRIL 18, 2013

The date of this Supplement is April 30, 2013.

Mercer Investment Management, Inc. has decided to terminate Goldman Sachs Asset Management, L.P. (“GSAM”) as a subadviser to the Mercer US Small/Mid Cap Growth Equity Fund, effective immediately . The following changes are made in the prospectuses of the Class S Shares Prospectus and of the Class Y Shares Prospectus of Mercer Funds:

The information relating to GSAM, located on page 15 and pages 58-59 of the Class S Shares Prospectus and on page 17 and page 63 of the Class Y Shares Prospectus, is deleted in its entirety.